SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

NORTH VALLEY BANCORP

(Exact name of registrant as specified in its charter)

CALIFORNIA	0-10652	94-2751350

(State or other jurisdiction	(File Number)	(I.R.S. Employer
of incorporation)		identification number)

300 Park Marina Circle, Redding, CA 96001

(Address of principal executive offices and zip code)

(530) 226-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01:	Other Events

          On August 22, 2008, the registrant issued a Press Release, “North Valley Bancorp Declares Cash Dividend.” Attached hereto as Exhibit 99.159 and incorporated herein by this reference is said Press Release dated August 22, 2008.

Item 9.01:	Financial Statements and Exhibits

(c)	Exhibits

(99.159)	News Release of North Valley Bancorp dated August 22, 2008

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Leo J. Graham

Leo J. Graham
Dated: August 22, 2008		General Counsel/Corp. Secretary